UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

Bitcoin Depot Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3219029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3343 Peachtree Road NE, Suite 750

Atlanta, GA 30326

(Address of principal executive offices)

(678) 435-9604

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BTM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BTMWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

On November 18, 2024, Bitcoin Depot, Inc. (the “Company”) announced that Glen Leibowitz has resigned from his role as Chief Financial Officer (“CFO”) of the Company, effective November 15, 2024, for personal reasons. There were no disagreements between Mr. Leibowitz and the Company. Mr. Leibowitz’s decision to depart was not related to the operations, policies or practices of the Company or any issues regarding accounting policies or practices.

The Company also announced that its Board of Directors (the “Board”) has appointed Scott Buchanan, the Company’s current Chief Operating Officer (“COO”) and a member of the Board, to the role of Acting CFO and Principal Financial Officer effective as of the date of Mr. Leibowitz’s resignation, while maintaining his role as the Company's COO. The Company has launched a search for a permanent CFO.

Mr. Buchanan, age 33, has served as a director and COO of the Company since March 2022, and also served as the Company’s CFO from August 2020 to January 2023. From June 2019 to August 2020, Mr. Buchanan served as the Company’s Vice President of Finance/Human Resources. Before his tenure at the Company, Mr. Buchanan worked at Acuity Brands (NYSE: AYI) in different finance-related roles beginning in December 2015.

There are no arrangements or understandings between Mr. Buchanan and any other person pursuant to which he was appointed to serve as Acting CFO. Mr. Buchanan does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

It has determined that, as long as Mr. Buchanan is serving as Acting CFO, in addition to his ongoing service as COO and member of the Board, Mr. Buchanan’s annual base salary will be increased to $558,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitcoin Depot Inc.

Dated: November 18, 2024	By:	/s/ Brandon Mintz
	Name:	Brandon Mintz
	Title:	President and Chief Executive Officer